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[IP VOICE.COM(TM) LOGO]

5050 North 19th Avenue, Suite 416 - Phoenix, AZ 85015 USA
602-335-1231 - 602-335-1577 (Fax) - 1-800-388-4542

April 24, 2000                                                   Exhibit 10.48

Mr. J. Michael Scott
16606 S. 12th Place
Phoenix, AZ 85048

Dear Michael,

IPVoice.com, Inc. agrees to provide you with employment and the compensation package described herein, all components and provisions of which, as well as your employment in any capacity by IPVC, shall remain subject to revocation or change by IPVC at its will, at any time in its sole discretion, upon written notification of such change or revocation, but without the obligation on the part of IPVC to provide you with any prior notice of such change or revocation, it is understood and agreed that should you or the Company decide to terminate employment for any reason, other than for cause, at least a month's advance notice is needed for this professional position:

     EMPLOYMENT DATE:       April 24, 2000
     POSITION:              Vice President of Sales and Marketing
     PROBATIONARY PERIOD:   90 days
     COMPENSATION:          Annual base salary of $85,000, payable semi-monthly

BASE BENEFITS:

     Health insurance:    IPVoice.com pays for employee. Employee pays coverage
                  for family and/or spouse.
     Vacation:            Two week following first anniversary of date of
                  employment. Three weeks (the maximum vacation benefit) following second anniversary of date of employment and three weeks annually for each subsequent year of employment.
     Stock Option Plan:   Number of shares to be determined by the Compensation
                  Committee of the IPVC Board of Directors.

CONFIDENTIALITY AGREEMENT AND NON-CIRCUMVENTION AGREEMENT:

     Attached hereto as a separate document and made part of this offer letter.

Should the provisions of the entirety of this offer letter meet your approval and understanding kindly sign in the space provided below. One copy of this letter will be retained in your personnel folder and the second copy will be for your records.

Sincerely,

/s/ Barbara S. Will
Barbara Will
President IPVoice.com, Inc.

     My signature below attests to my understanding of and agreement with the foregoing:

     /s/ J. Michael Scott                   May 5, 2000
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     Signature                              Date
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                               IPVoice.com, Inc.
                       5050 N. 19TH AVENUE, SUITE 416/417
                             PHOENIX, ARIZONA 85015
                                      USA

1-602-335-1231                                                FAX 1-602-335-1577

                CONFIDENTIALITY AND NON-CIRCUMVENTION AGREEMENT

     Because the parties hereto require certain Proprietary and Confidential information regarding the services, products and sources needed to consider various potential applications which may result in a business relationship, the parties hereto agree to provide access to this Data in full and good faith that the following CONFIDENTIALITY and NON-CIRCUMVENTION Agreement is made and honored in both Agreement and Spirit between IPVoice.com, Inc., herein named IPVC, and the undersigned with a mailing address of:

     Reviewer Name:      J. MICHAEL SCOTT
     Address:            16606 S. 12TH PLACE, PHOENIX, AZ 85048
     Home Phone Number:  480-460-1201

This Agreement is made by and between IPVC, and the party herein named the "Reviewer" and/or Other Parties and collectively called herein the "Parties". The Reviewer agrees to the following terms and conditions. The Parties agree to furnish the Other with certain proprietary information relating to Company, Carrier Contracts, Contracts, pricing, maps, diagrams, network, equipment, product overview and technical information only under the following terms and conditions:

     1. Each party agrees to hold all information, Written or Verbal, strictly confidential, disclosing such information provided to no one who is not bound, as the Parties are herein, by this Non-Disclosure Agreement. The Reviewer agrees to first obtain written permission from IPVC, then have a similar Non-Disclosure signed by an Entity or Individual who receives any information about IPVC, about conversations or other related Confidential Information, prior to disclosure to any third party. The Reviewer agrees that not complying with this condition will cause substantial irreparable harm that IPVC would suffer from the failure to obey the restrictions set forth herein.

     2. Confidential information as used herein shall mean any and all documents, concepts, pricing, carrier relationships, product information, potential customers, strategies, software, suppliers and business plans supplied to Reviewer or its officers, directors, employees, agents or investors, and oral discussions between the Reviewer and IPVC. Both Parties agree to take any precautions necessary to keep all information confidential. Failure to include a confidentiality notice on any materials disclosed to the undersigned shall not give cause to an inference that the information disclosed is not confidential.

     3. The Parties hereto agree not to intentionally circumvent the other Party's contacts as a source to perform any business functions. Additionally the Reviewer agrees not to circumvent IPVC's sources to do business, or for information about IPVC's sources to do business, or for information about IPVC's services and customers, potential customers and contacts, that may be released to Reviewer. If circumvention occurs to IPVC then IPVC will receive a 50% portion of the savings obtained, income received, commissions received, stock or other inducements that have been paid or contracted to the Reviewer or affiliated entity or individual.

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                               IPVoice.com, Inc.
                       5050 N. 19TH AVENUE, SUITE 416/417
                             PHOENIX, ARIZONA 85015
                                      USA

1-602-335-1231                                                FAX 1-602-335-1577

                CONFIDENTIALITY AND NON-CIRCUMVENTION AGREEMENT

     4. The Reviewer agrees to first obtain written authority from IPVC in writing in order to present any confidential information to Other Parties, and additionally to send a copy of the signed Confidentiality Agreement to IPVC before disclosing any information on any project or naming any potential customer or source of IPVC's.

     5. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing Party shall be entitled to recover reasonable attorney's fee and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     6. If any Party hereto learns that the other Party is in violation of this Agreement or is preparing or planning to circumvent a Party or make an unauthorized disclosure for all or any portions of the proprietary information, the injured party may obtain from a court of competent jurisdiction an order preventing such circumvention of unauthorized disclosure which may include but shall not be limited to restraining the other Party from rendering or receiving any service that would breach this agreement.

     7. This Agreement shall remain effective for one year from the date executed below and/or if the Parties enter into a contract for not less than one year after expiration of said contract and will automatically renew with continued business relationship.

     8. If the Party disclosing the information only has information that is available to the public, then there will be no circumvention as described herein.

This Agreement is signed and intended to be legally binding this 25th day of
                                                                 ----
April, 2000.
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IPVoice.com, Inc.:

     Signed:   /s/ Barbara S. Will   PRESIDENT               Date:   4/25/2000
               -------------------------------------                 ---------
               Authorized Signature and Title

     Print Name: Barbara S. Will
                 -----------------------------------

     REVIEWER:

     Signed:   /s/ J. Michael Scott                          Date: May 5, 2000
               -------------------------------------               -----------
               Authorized Signature and Title

     Print Name:  J. Michael Scott

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